EXHIBIT 10.2

AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT, dated as of March 16, 2010 (this "Amendment"), by and among Black Diamond Realty Management, LLC, a Florida limited liability company (the "Purchaser"), Sierra Resource Group, Inc., a Nevada corporation (the "Company"), and Paul W. Andre, Sandra J. Andre and Suzette M. Encarnacion, the Company's principal stockholders (each individually, a "Seller" and collectively, the "Sellers").

WHEREAS, reference is hereby made to that certain Share Purchase Agreement (the "Agreement"), dated as of February 5, 2010, by and among the Purchaser and the Sellers.

WHEREAS, the Purchaser and the Sellers wish to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual promises and covenants other agreements contained in this Amendment the Executive and the Company hereby agree to amend the Agreement as follows:

1. Defined Terms; Conflicting Documents. All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail and govern.

2. Amendment to Section 1.2: Purchase Price. Section 1.2 of the Agreement is deleted in its entirety and replaced with the following:

Purchase Price. The aggregate consideration to be paid by the Purchaser to the Sellers for the Shares shall be a sum equal to Two Hundred Twenty Nine Thousand Dollars and 0/100 ($229,000.00) (the "Purchase Price"). At the Closing, the Purchase Price shall be payable by the Purchaser in the form of a cashiers check or by wire transfer, to be delivered to each of the Sellers, on a pro rata basis based on their proportionate ownership of the Shares.

3. Ratification. Except as specifically herein amended and modified, all terms and conditions of the Agreement remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

PURCHASER:

BLACK DIAMOND REALTY MANAGEMENT, LLC

By: /s/ BRIAN HEBB
Name: Brian Hebb
Title: Manager

                              COMPANY:
                              SIERRA RESOURCE GROUP, INC.

By: /s/ PAUL W. ANDRE
Name: Paul W. Andre
Title: Secretary/Treasurer

SELLERS:

/s/ PAUL W. ANDRE
Paul W. Andre

/s/ SANDRA J. ANDRE
Sandra J. Andre

/s/ SUZETTE M. ENCARNACION
Suzette M. Encarnacion

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